UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) June 3, 2021

Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

1-11299	ENTERGY CORPORATION	1-32718	ENTERGY LOUISIANA, LLC
	(a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000		(a Texas limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 576-4000
	72-1229752		47-4469646

1-10764	ENTERGY ARKANSAS, LLC	1-34360	ENTERGY TEXAS, INC.
	(a Texas limited liability company) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4000		(a Texas corporation) 10055 Grogans Mill Road The Woodlands, Texas 77380 Telephone (409) 981-2000
	83-1918668		61-1435798

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Entergy Corporation	Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
	Common Stock, $0.01 Par Value	ETR	NYSE Chicago, Inc.

Entergy Arkansas, LLC	Mortgage Bonds, 4.875% Series due September 2066	EAI	New York Stock Exchange

Entergy Louisiana, LLC	Mortgage Bonds, 4.875% Series due September 2066	ELC	New York Stock Exchange

Entergy Texas, Inc.	5.375% Series A Preferred Stock, Cumulative, No Par Value (Liquidation Value $25 Per Share)	ETI/PR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

This combined Form 8-K is separately filed by Entergy Corporation, Entergy Arkansas, LLC, Entergy Louisiana, LLC and Entergy Texas, Inc.   Information contained herein relating to any individual company is filed by such company on its own behalf.  Each company reports herein only as to itself and makes no representations whatsoever as to any other company.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(Entergy Corporation)

On June 3, 2021, Entergy Corporation (“Entergy”), as borrower, amended and restated its existing credit agreement by entering into the Third Amended and Restated Credit Agreement (the "Entergy Credit Agreement”), with the banks named therein (the “Banks”), Citibank, N.A. (“Citibank”), as Administrative Agent and LC Issuing Bank, MUFG Bank, Ltd., as LC Issuing Bank, and the other LC Issuing Banks from time to time parties thereto .  The Entergy Credit Agreement provides Entergy with a five-year, $3.5 billion unsecured revolving credit and letter of credit facility which may be increased up to $4 billion at Entergy’s request.  The facility provides for the issuance of letters of credit in aggregate principal amount not to exceed $1.75 billion outstanding at any time and currently includes fronting commitments for the issuance of letters of credit against $20 million of the total borrowing capacity of the credit facility.  Borrowings under the facility mature and are payable on the termination date for the facility, June 3, 2026.  The term of the Entergy Credit Agreement and the maturity date of borrowings thereunder may be extended in one year increments no more than two times at Entergy’s request and upon the satisfaction of certain conditions. As of June 3, 2021, there were $150 million of loans outstanding and $5,850,000 of letters of credit issued under the Entergy Credit Agreement.

The Entergy Credit Agreement contains certain customary covenants, including restrictions on Entergy and its subsidiaries from pledging their assets and restrictions on certain asset sales.  It also contains a covenant that requires Entergy to maintain a consolidated debt ratio of 65% or less of its total capitalization. The facility has a variable interest rate and a commitment fee that fluctuate depending on the senior unsecured debt rating of Entergy. The commitment fee is currently 0.225% of the undrawn commitment amount. Entergy’s obligations under the Entergy Credit Agreement may be accelerated upon an event of default, which includes non-payment of principal or interest, breach of representation or warranty, breach of covenant, cross-default, bankruptcy, material judgments, ERISA events and a change of control.

The foregoing description of the Entergy Credit Agreement does not purport to be complete and is qualified in its entirety be reference to the Entergy Credit Agreement filed as Exhibit 4.1 to this Current Report on Form 8-K.

(Entergy Arkansas)

On June 3, 2021, Entergy Arkansas, LLC (“Entergy Arkansas”), as borrower, amended and restated its existing credit agreement by entering into the Third Amended and Restated Credit Agreement (the “Entergy Arkansas Credit Agreement”), with the Banks, Citibank, as Administrative Agent, JPMorgan Chase Bank, N.A., as LC Issuing Bank, and the other LC Issuing Banks from time to time parties thereto .  The Entergy Arkansas Credit Agreement provides Entergy Arkansas with a five-year, $150 million unsecured revolving credit and letter of credit facility which may be increased up to $175 million at Entergy Arkansas’s request.  The facility provides for the issuance of letters of credit in aggregate principal amount not to exceed $75 million outstanding at any time and currently includes fronting commitments for the issuance of letters of credit against $5 million of the total borrowing capacity of the credit facility.  Borrowings under the facility mature and are payable on the termination date for the facility, June 3, 2026.  The term of the Entergy Arkansas Credit Agreement and the maturity date of borrowings thereunder may be extended in one year increments no more than two times at Entergy Arkansas’s request and upon the satisfaction of certain conditions. As of June 3, 2021, there were no loans outstanding and no letters of credit issued under the Entergy Arkansas Credit Agreement.

The Entergy Arkansas Credit Agreement contains certain customary covenants, including restrictions on Entergy Arkansas from pledging its assets and restrictions on certain asset sales.  It also contains a covenant that requires Entergy Arkansas to maintain a consolidated debt ratio of 65% or less of its total capitalization. The facility has a variable interest rate and a commitment fee that fluctuate depending on the senior unsecured debt rating of Entergy Arkansas.  The commitment fee is currently 0.125% of the undrawn commitment amount. Entergy Arkansas’s obligations under the Entergy Arkansas Credit Agreement may be accelerated upon an event of default, which includes non-payment of principal or interest, breach of representation or warranty, breach of covenant, cross-default, bankruptcy, material judgments, ERISA events, a change of control occurs with respect to Entergy Arkansas and Entergy ceases to own, directly or indirectly, at least 80% of Entergy Arkansas’s common equity.

The foregoing description of the Entergy Arkansas Credit Agreement does not purport to be complete and is qualified in its entirety be reference to the Entergy Arkansas Credit Agreement filed as Exhibit 4.2 to this Current Report on Form 8-K.

(Entergy Louisiana)

On June 3, 2021, Entergy Louisiana LLC (“Entergy Louisiana”), as borrower, amended and restated its existing credit agreement by entering into the Third Amended and Restated Credit Agreement (the “Entergy Louisiana Credit Agreement”), with the Banks, Citibank, as Administrative Agent, Wells Fargo Bank, National Association and BNP Paribas, as LC Issuing Banks, and the other LC Issuing Banks from time to time parties thereto .  The Entergy Louisiana Credit Agreement provides Entergy Louisiana with a five-year, $350 million unsecured revolving credit and letter of credit facility which may be increased up to $425 million at Entergy Louisiana’s request . The facility provides for the issuance of letters of credit in aggregate principal amount not to exceed $175 million outstanding at any time and currently includes fronting commitments for the issuance of letters of credit against $15 million of the total borrowing capacity of the facility.  Borrowings under the facility mature and are payable on the termination date for the facility, June 3, 2026.  The term of the Entergy Louisiana Credit Agreement and the maturity date of borrowings thereunder may be extended in one year increments no more than two times at Entergy Louisiana’s request and upon the satisfaction of certain conditions. As of June 3, 2021, there were no loans outstanding and no letters of credit issued under the Entergy Louisiana Credit Agreement.

The Entergy Louisiana Credit Agreement contains certain customary covenants, similar to those included in the Entergy Louisiana Credit Agreement, including the covenant that requires Entergy Louisiana to maintain a consolidated debt ratio of 65% or less of its total capitalization. The facility has a variable interest rate and a commitment fee that fluctuate depending on the senior unsecured debt rating of Entergy Louisiana.  The commitment fee is currently 0.125% of the undrawn commitment amount. Entergy Louisiana’s obligations under the Entergy Louisiana Credit Agreement may be accelerated upon an event of default, which includes non-payment of principal or interest, breach of representation or warranty, breach of covenant, cross-default, bankruptcy, material judgments, ERISA events, a change of control occurs with respect to Entergy Louisiana and Entergy ceases to own, directly or indirectly, 80% of Entergy Louisiana common equity.

The foregoing description of the Entergy Louisiana Credit Agreement does not purport to be complete and is qualified in its entirety be reference to the Entergy Louisiana Credit Agreement filed as Exhibit 4.3 to this Current Report on Form 8-K.

(Entergy Texas)

On June 3, 2021, Entergy Texas, Inc. (“Entergy Texas”), as borrower, amended and restated its existing credit agreement by entering into the Third Amended and Restated Credit Agreement (the “Entergy Texas Credit Agreement”), with the Banks, Citibank, as Administrative Agent, JPMorgan Chase Bank, N.A., BNP Paribas, Mizuho Bank, Ltd. and The Bank of Nova Scotia, as LC Issuing Banks, and the LC Issuing Banks from time to time parties thereto.  The Entergy Texas Credit Agreement provides Entergy Texas with a five-year, $150 million unsecured revolving credit and letter of credit facility which may be increased up to $175 million at Entergy Texas’s request.  The facility provides for the issuance of letters of credit in aggregate principal amount not to exceed $75 million outstanding at any time and currently includes fronting commitments for the issuance of letters of credit against $30 million of the total borrowing capacity of the credit facility.  Borrowings under the facility mature and are payable on the termination date for the facility, June 3, 2026.  The term of the Entergy Texas Credit Agreement and the maturity date of borrowings thereunder may be extended in one year increments no more than two times at Entergy Texas’s request and upon the satisfaction of certain conditions. As of June 3, 2021, there were no loans outstanding and $1,256,000 of letters of credit issued under the Entergy Texas Credit Agreement.

The Entergy Texas Credit Agreement contains certain customary covenants, similar to those included in the Entergy Texas Credit Agreement, including the covenant that requires Entergy Texas to maintain a consolidated debt ratio of 65% or less of its total capitalization. The facility has a variable interest rate and a commitment fee that fluctuate depending on the senior unsecured debt rating of Entergy Texas.  The commitment fee is currently 0.225% of the undrawn commitment amount.  Entergy Texas’s obligations under the Entergy Texas Credit Agreement may be accelerated upon an event of default, which includes non-payment of principal or interest, breach of representation or warranty, breach of covenant, cross-default, bankruptcy, material judgments, ERISA events, a change of control occurs with respect to Entergy Texas and Entergy ceases to own, directly or indirectly, 80% of Entergy Texas common stock.

The foregoing description of the Entergy Texas Credit Agreement does not purport to be complete and is qualified in its entirety be reference to the Entergy Texas Credit Agreement filed as Exhibit 4.4 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
Entergy Corporation 4.1

Third Amended and Restated Credit Agreement dated as of June 3, 2021, among Entergy Corporation, as Borrower, the banks and other financial institutions listed on the signatures pages thereof, as Lenders, Citibank, N.A., as Administrative Agent and LC Issuing Bank, MUFG Bank, Ltd., as LC Issuing Bank, and the other LC Issuing Banks from time to time parties thereto.

Entergy Arkansas, LLC 4.2

Third Amended and Restated Credit Agreement dated as of June 3, 2021, among Entergy Arkansas, LLC, as Borrower, the banks and other financial institutions listed on the signatures pages thereof, as Lenders, Citibank, N.A., as Administrative Agent , JPMorgan Chase Bank, N.A., as LC Issuing Bank, and the other LC Issuing Banks from time to time parties thereto.

Entergy Louisiana, LLC 4.3

Third Amended and Restated Credit Agreement dated as of June 3, 2021, among Entergy Louisiana, LLC, as Borrower, the banks and other financial institutions listed on the signatures pages thereof, as Lenders, Citibank, N.A., as Administrative Agent , Wells Fargo Bank, National Association and BNP Paribas, as LC Issuing Banks, and the other LC Issuing Banks from time to time parties thereto.

Entergy Texas, Inc. 4.4

Third Amended and Restated Credit Agreement dated as of June 3, 2021, among Entergy Texas, Inc., as Borrower, the banks and other financial institutions listed on the signatures pages thereof, as Lenders, Citibank, N.A., as Administrative Agent , JPMorgan Chase Bank, N.A., BNP Paribas, Mizuho Bank, Ltd. and The Bank of Nova Scotia, as LC Issuing Banks, and the other LC Issuing Banks from time to time parties thereto.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation Entergy Arkansas, LLC Entergy Louisiana, LLC Entergy Texas, Inc.
Registrants
Date: June 3, 2021
/s/ Steven C. McNeal
(Signature) Steven C. McNeal Vice President and Treasurer